Income Tax Status	12 Months Ended
Dec. 31, 2025
EBP, 401(K) Plan
EBP, Tax Status [Line Items]
Income Tax Status	INCOME TAX STATUS
The IRS issued a determination letter dated September 19, 2017 stating that the Plan, as amended, was qualified and the trust established thereunder remained tax-exempt under the applicable sections of the Internal Revenue Code (“the Code”). The Plan is required to operate in conformity with the Code to maintain its qualification. The Plan has been amended since receiving the determination letter. However, the Administrative Committee believes the Plan, as amended, has operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan, as amended, remains tax qualified under the Code and the related trust was tax-exempt as of December 31, 2025. Therefore, a provision for income taxes has not been included in the Plan’s financial statements.
GAAP requires plan management to evaluate tax positions taken by the Plan. The plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain tax positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements.
The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Administrative Committee believes it is no longer subject to income tax examinations for years prior to 2022.